Guggenheim Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated August 7, 2023

to the currently effective Statutory Prospectuses (collectively, the "Prospectuses"), each dated January 31, 2023, as may be supplemented from time to time, for Guggenheim Floating Rate Strategies Fund and Guggenheim High Yield Fund (each, a "Fund" and collectively, the "Funds")

This supplement provides updated information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Effective immediately, Steven H. Brown (Chief Investment Officer, Total Return and Macro Strategies, and Senior Managing Director and Portfolio Manager) and Christopher Keywork (Managing Director and Portfolio Manager) are each added as a portfolio manager of Guggenheim Floating Rate Strategies Fund.

Effective immediately, Anne B. Walsh (Managing Partner, Chief Investment Officer, and Portfolio Manager), Steven H. Brown (Chief Investment Officer, Total Return and Macro Strategies, and Senior Managing Director and Portfolio Manager), and John Walsh (Managing Director and Portfolio Manager) are each added as a portfolio manager of Guggenheim High Yield Fund.

No other changes to the portfolio management teams for the Funds are being made. Accordingly, references to the portfolio managers for each Fund are updated to reflect the changes described above effective immediately.

The section of the Statutory Prospectuses entitled "Investment Manager—Portfolio Managers" is amended by adding the below paragraphs:

Christopher Keywork, Managing Director and Portfolio Manager of Guggenheim Partners, has co-managed Guggenheim Floating Rate Strategies Fund since July 2023. Mr. Keywork joined Guggenheim Partners in 2006 and is Head of Bank Loan Trading in Guggenheim's Corporate Credit Group. Mr. Keywork began his career at Guggenheim as a trade assistant, later becoming responsible for the day-to day-trading of bank loans and now manages a team of bank loan traders. In addition to trading, Mr. Keywork is the capital markets contact for bank loans within the Corporate Credit Group, and also works closely with the portfolio management team to manage the day-to-day activities for all the firm's bank loan mandates. Prior to joining Guggenheim, Mr. Keywork worked for The Carlyle Group as a senior trade assistant. He received his B.S. from Manhattan College with a major in Finance.

John Walsh, Managing Director and Portfolio Manager of Guggenheim Partners, has co-managed Guggenheim High Yield Fund since July 2023. Mr. Walsh joined Guggenheim Partners in 2012 and is Head of Guggenheim's High Yield and Bank Loan Trading in Guggenheim's Corporate Credit Group. Mr. Walsh manages teams of high yield and bank traders. In addition to trading, Mr. Walsh is the capital markets contact for high yield transactions within the Corporate Credit Group and works closely with the portfolio management and research teams to oversee the daily management of the Guggenheim's high yield mandates. Prior to joining Guggenheim, Mr. Walsh was a Managing Director at Knight Capital and senior trader in the healthcare, energy, and services sectors. Prior to Knight Capital, Mr. Walsh was a Managing Director in high yield trading at Banc of America Securities for 10 years focusing on the healthcare, industrial, and steel sectors. Mr. Walsh has over 38 years' experience in the high yield market and started his career as a trader for the high yield/money market funds at First Investors. Mr. Walsh holds a B.S. in Business Management from Cornell University.

Please Retain This Supplement for Future Reference

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